Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Interdyne Company (the "Company") on Form 10-K for the fiscal year ending June 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 3, 2021	By:	/s/ Sun Tze Whang
Sun Tze Whang
Director/Chief Executive Officer

Dated: September 3, 2021	By:	/s/ Kit H. Tan
Kit H. Tan
Director/Chief Financial Officer/Principal Accounting Officer